Exhibit 99.3 Fiserv to Combine with First Data Investor Presentation to Create Global Leader in January 16, 2019 Payments and FinTech ® FORTUNE Magazine World's Most Admired Companies 2014 | 2015 | 2016 | 2017 | 2018 © 2019 Fiserv, Inc. or its affiliates. © 2019 First Data Corporation or its affiliatesExhibit 99.3 Fiserv to Combine with First Data Investor Presentation to Create Global Leader in January 16, 2019 Payments and FinTech ® FORTUNE Magazine World's Most Admired Companies 2014 | 2015 | 2016 | 2017 | 2018 © 2019 Fiserv, Inc. or its affiliates. © 2019 First Data Corporation or its affiliates

Forward Looking Statements The information disclosed in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected financial results of the combined company including anticipated free cash flow and the impact of any expected synergies, and the ability of Fiserv to complete the proposed acquisition and related transactions and to achieve the synergies described herein. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “could,” “should” or words of similar meaning. Statements that describe Fiserv's future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that could cause Fiserv's actual results to differ materially include, among others: the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the transaction within the expected time frames or at all and to successfully integrate the operations of First Data into those of Fiserv; such integration may be more difficult, time- consuming or costly than expected; revenues following the transaction may be lower than expected, including for possible reasons such as unexpected costs, charges or expenses resulting from the transaction; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Fiserv, First Data and others related to the merger agreement; unforeseen risks relating to liabilities of Fiserv or First Data may exist; shareholder approval or other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the amount of the costs, fees, expenses and charges related to the transaction, including the costs, fees, expenses and charges related to any financing arrangements entered into in connection with the transaction; the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction. Fiserv and First Data are subject to, among other matters, changes in customer demand for their products and services; pricing and other actions by competitors; general changes in local, regional, national and international economic conditions and the impact they may have on Fiserv and First Data and their customers and Fiserv's and First Data's assessment of that impact; rapid technological developments and changes, and the ability of Fiserv's and First Data's technology to keep pace with a rapidly evolving marketplace; the impact of a security breach or operational failure on Fiserv's and First Data's business; the effect of proposed and enacted legislative and regulatory actions in the United States and internationally affecting the financial services industry as a whole and/or Fiserv and First Data and their subsidiaries individually or collectively; regulatory supervision and oversight, and Fiserv and First Data's ability to comply with government regulations; the impact of Fiserv's and First Data's strategic initiatives; Fiserv's and First Data's ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the ability to contain costs and expenses; the protection and validity of intellectual property rights; the outcome of pending and future litigation and governmental proceedings; acts of war and terrorism; and other factors included in “Risks Factors” in Fiserv's and First Data's respective filings with the SEC, including their respective Annual Reports on Form 10-K for the year ended December 31, 2017, and in other documents that the companies file with the SEC, which are available at http://www.sec.gov. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. Fiserv assumes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. ® FORTUNE Magazine World's Most Admired Companies 2014 | 2015 | 2016 | 2017 | 2018 © 2019 Fiserv, Inc. or its affiliates. 2 © 2019 First Data Corporation or its affiliatesForward Looking Statements The information disclosed in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected financial results of the combined company including anticipated free cash flow and the impact of any expected synergies, and the ability of Fiserv to complete the proposed acquisition and related transactions and to achieve the synergies described herein. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “could,” “should” or words of similar meaning. Statements that describe Fiserv's future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that could cause Fiserv's actual results to differ materially include, among others: the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the transaction within the expected time frames or at all and to successfully integrate the operations of First Data into those of Fiserv; such integration may be more difficult, time- consuming or costly than expected; revenues following the transaction may be lower than expected, including for possible reasons such as unexpected costs, charges or expenses resulting from the transaction; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Fiserv, First Data and others related to the merger agreement; unforeseen risks relating to liabilities of Fiserv or First Data may exist; shareholder approval or other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the amount of the costs, fees, expenses and charges related to the transaction, including the costs, fees, expenses and charges related to any financing arrangements entered into in connection with the transaction; the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction. Fiserv and First Data are subject to, among other matters, changes in customer demand for their products and services; pricing and other actions by competitors; general changes in local, regional, national and international economic conditions and the impact they may have on Fiserv and First Data and their customers and Fiserv's and First Data's assessment of that impact; rapid technological developments and changes, and the ability of Fiserv's and First Data's technology to keep pace with a rapidly evolving marketplace; the impact of a security breach or operational failure on Fiserv's and First Data's business; the effect of proposed and enacted legislative and regulatory actions in the United States and internationally affecting the financial services industry as a whole and/or Fiserv and First Data and their subsidiaries individually or collectively; regulatory supervision and oversight, and Fiserv and First Data's ability to comply with government regulations; the impact of Fiserv's and First Data's strategic initiatives; Fiserv's and First Data's ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the ability to contain costs and expenses; the protection and validity of intellectual property rights; the outcome of pending and future litigation and governmental proceedings; acts of war and terrorism; and other factors included in “Risks Factors” in Fiserv's and First Data's respective filings with the SEC, including their respective Annual Reports on Form 10-K for the year ended December 31, 2017, and in other documents that the companies file with the SEC, which are available at http://www.sec.gov. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. Fiserv assumes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. ® FORTUNE Magazine World's Most Admired Companies 2014 | 2015 | 2016 | 2017 | 2018 © 2019 Fiserv, Inc. or its affiliates. 2 © 2019 First Data Corporation or its affiliates

Additional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. This presentation may be deemed to be solicitation material in respect of the proposed transaction contemplated by the Agreement and Plan of Merger, dated as of January 16, 2019 (the “Merger Agreement”), by and among Fiserv, Inc. (“Fiserv”), 300 Holdings, Inc. (“Merger Sub”) and First Data Corporation (“First Data”). In connection with the proposed transaction contemplated by the Merger Agreement, Fiserv intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) that will include a joint proxy/consent solicitation statement of Fiserv and First Data that will also constitute a prospectus of Fiserv. This presentation is not a substitute for the registration statement, the joint proxy/consent solicitation statement/prospectus or any other documents that will be made available to the shareholders of Fiserv and First Data, or any other documents that any party to the Merger Agreement, including Fiserv, First Data, or any of their respective affiliates, may file with the SEC or make available to their respective security holders. SHAREHOLDERS OF FISERV AND FIRST DATA AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, INCLUDING THE JOINT PROXY/CONSENT SOLICITATION STATEMENT/PROSPECTUS (WHEN AVAILABLE) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION. When available, shareholders will be able to obtain copies of the registration statement, including the joint proxy/consent solicitation statement/prospectus and any other documents that may be filed with the SEC (when available) free of charge from the SEC's website at www.sec.gov. Copies of documents filed with the SEC by Fiserv also can be obtained free of charge from Fiserv's website at www.Fiserv.com. Copies of documents filed with the SEC by First Data also can be obtained free of charge from First Data's website at www.FirstData.com. Participants in the Solicitation Fiserv, First Data, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Fiserv is set forth in the proxy statement relating to Fiserv's 2018 annual meeting of shareholders filed with the SEC on April 10, 2018. Information about the directors and executive officers of First Data is set forth in the proxy statement relating to First Data's 2018 annual meeting of stockholders filed with the SEC on March 29, 2018. Additional information regarding the interests of these participants will be included in the joint proxy/consent solicitation statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Shareholders should read the joint proxy/consent solicitation statement/prospectus carefully if and when it becomes available before making any voting or investment decisions. Shareholders may obtain free copies of these documents as described in the preceding paragraph. ® FORTUNE Magazine World's Most Admired Companies 2014 | 2015 | 2016 | 2017 | 2018 © 2019 Fiserv, Inc. or its affiliates. 3 © 2019 First Data Corporation or its affiliatesAdditional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. This presentation may be deemed to be solicitation material in respect of the proposed transaction contemplated by the Agreement and Plan of Merger, dated as of January 16, 2019 (the “Merger Agreement”), by and among Fiserv, Inc. (“Fiserv”), 300 Holdings, Inc. (“Merger Sub”) and First Data Corporation (“First Data”). In connection with the proposed transaction contemplated by the Merger Agreement, Fiserv intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) that will include a joint proxy/consent solicitation statement of Fiserv and First Data that will also constitute a prospectus of Fiserv. This presentation is not a substitute for the registration statement, the joint proxy/consent solicitation statement/prospectus or any other documents that will be made available to the shareholders of Fiserv and First Data, or any other documents that any party to the Merger Agreement, including Fiserv, First Data, or any of their respective affiliates, may file with the SEC or make available to their respective security holders. SHAREHOLDERS OF FISERV AND FIRST DATA AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, INCLUDING THE JOINT PROXY/CONSENT SOLICITATION STATEMENT/PROSPECTUS (WHEN AVAILABLE) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION. When available, shareholders will be able to obtain copies of the registration statement, including the joint proxy/consent solicitation statement/prospectus and any other documents that may be filed with the SEC (when available) free of charge from the SEC's website at www.sec.gov. Copies of documents filed with the SEC by Fiserv also can be obtained free of charge from Fiserv's website at www.Fiserv.com. Copies of documents filed with the SEC by First Data also can be obtained free of charge from First Data's website at www.FirstData.com. Participants in the Solicitation Fiserv, First Data, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Fiserv is set forth in the proxy statement relating to Fiserv's 2018 annual meeting of shareholders filed with the SEC on April 10, 2018. Information about the directors and executive officers of First Data is set forth in the proxy statement relating to First Data's 2018 annual meeting of stockholders filed with the SEC on March 29, 2018. Additional information regarding the interests of these participants will be included in the joint proxy/consent solicitation statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Shareholders should read the joint proxy/consent solicitation statement/prospectus carefully if and when it becomes available before making any voting or investment decisions. Shareholders may obtain free copies of these documents as described in the preceding paragraph. ® FORTUNE Magazine World's Most Admired Companies 2014 | 2015 | 2016 | 2017 | 2018 © 2019 Fiserv, Inc. or its affiliates. 3 © 2019 First Data Corporation or its affiliates

Presenters Jeff Yabuki, President and CEO, Fiserv Frank Bisignano, Chairman and CEO, First Data ® FORTUNE Magazine World's Most Admired Companies 2014 | 2015 | 2016 | 2017 | 2018 © 2019 Fiserv, Inc. or its affiliates. 4 © 2019 First Data Corporation or its affiliatesPresenters Jeff Yabuki, President and CEO, Fiserv Frank Bisignano, Chairman and CEO, First Data ® FORTUNE Magazine World's Most Admired Companies 2014 | 2015 | 2016 | 2017 | 2018 © 2019 Fiserv, Inc. or its affiliates. 4 © 2019 First Data Corporation or its affiliates

Transaction Summary

Structure and Exchange Ratio	• All-stock consideration, creating a global leader in financial and payments technology • First Data's shareholders will receive 0.303 new Fiserv shares for each First Data share (equivalent to $22.74 per share)[1] • Pro forma ownership: 57.5% Fiserv shareholders / 42.5% First Data shareholders[2] • $22 billion implied equity value for First Data representing a 29% premium to the five-day volume weighted average price as of January 15, 2019, and a premium of approximately 15% to enterprise value
Governance and Leadership	• Jeff Yabuki to be Chairman and CEO of the combined company • Frank Bisignano to be President, COO, and a director of the combined company • 10 member board, 6 of whom will be from the board of Fiserv and 4 of whom will be from the board of First Data
Capital Structure	• Significant free cash flow generation should allow rapid debt reduction over 24 months with Debt/EBITDA ratio expected to be generally in-line with Fiserv's historical performance • Expect Moody's and S&P Global both to affirm Fiserv's existing ratings of Baa2/BBB, respectively
Name / HQ	• Consolidated company will continue as Fiserv • Global headquarters will be located in Wisconsin
Timing and Approvals	• Transaction is expected to close during the second half of 2019 • Subject to customary closing conditions including regulatory and shareholder approvals • New Omaha Holdings, an affiliate of KKR, has entered into a voting agreement in support of the transaction

[1] Based on closing share prices of as of 1/15/2019
[2] Based on fully diluted ownership, including options and restricted stock units/awards, as applicable

First Data.
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Building Sustainable Value

Grow high-quality revenue
Multiple opportunities to expand recurring revenue growth globally

Expand operating margin
Cost and operational efficiencies boost performance

Extend differentiation through innovation and integration
Proven integration capabilities; enhanced innovation funding

Enhance engagement
Best combined team in Fintech to deliver differentiated client value

Maintain disciplined capital allocation
Excellent free cash flow generation; investment grade ratings expected

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Strong Business Model Attributes mission-critical solutions privileged relationships Scale high-quality recurring revenue Business significant free cash flow investments for the future ® FORTUNE Magazine World's Most Admired Companies 2014 | 2015 | 2016 | 2017 | 2018 © 2019 Fiserv, Inc. or its affiliates. 7 © 2019 First Data Corporation or its affiliatesStrong Business Model Attributes mission-critical solutions privileged relationships Scale high-quality recurring revenue Business significant free cash flow investments for the future ® FORTUNE Magazine World's Most Admired Companies 2014 | 2015 | 2016 | 2017 | 2018 © 2019 Fiserv, Inc. or its affiliates. 7 © 2019 First Data Corporation or its affiliates

Business Model Alignment

Card-Based Payments and Security Solutions | (42% of EBITDA[1])

Broad set of card-based solutions for bank and non-bank issuers and wide range of value-added network services

Scale

- **4,000+** FI connections
- **1.2 billion** accounts on file
- **25 billion** annual transactions
- **121 million** cards (in STAR)

World-leading risk management solutions

- Transaction security
- Fraud prevention

Digitally-focused

Card-based acceptance across multiple products

- Credit
- Debit
- Retail
- Commercial
- Loans
- Prepaid

Consistent with current Fiserv business model

Global Merchant Acquiring | (58% of EBITDA[1])

Comprehensive merchant acquiring business solutions

Scale

- **$2.4 trillion** annual global volume
- **68 billion** annual transactions

Comprehensive distribution

- Partner solutions
- Financial institutions
- Direct

Leading solutions to meet merchant needs

- Global eCommerce
- Integrated payments
- Cloud-based POS offering (Clover)

New attractive and strategically aligned market, at scale

[1] Based on segment EBITDA as reported by First Data on a stand-alone basis, based on financial information for the twelve months ended 9/30/2018; corporate expenses and eliminations allocated proportionately

First Data

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fiserv.

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Fiserv by the Numbers

nearly **24,000** associates worldwide

more than **25 million** active bill payment users

more than **29 million** card accounts

more than **$75 trillion** moved

140 million deposit accounts

$5.7 billion revenue

more than **30 billion** digital payment transactions

12,000 clients in more than 80 countries

$1.2 billion free cash flow

more than **85 million** online banking users

more than **370 million** eBills delivered

more than **28 million** mobile banking users

Fortune World's Most Admired Company **5** consecutive years more than **1 in 3** use Fiserv for account processing

32 consecutive years of double-digit adjusted EPS growth

Data as of December 31, 2017. FORTUNE and the World's Most Admired Companies are registered trademarks of Time Inc. and are used under license. From FORTUNE Magazine February 1, 2018, March 1, 2017, March 1, 2016, March 1, 2015, and March 17, 2014. ©2018, 2017, 2016, 2015, and 2014. TIME Inc. used under license. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or services of Fiserv, Inc.

First Data

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fiserv.

First Data by the Numbers

more than **93 billion** transactions processed annually

more than **22,000** employees worldwide

#1 global issuer processor

more than **$2.4 trillion** global payment volume

1 million STAR ATM and POS locations

$1.5 billion free cash flow

#1 global merchant acquirer

$ 8.6 billion adjusted revenue

more than **6 million** business locations

more than **4,000** financial institutions

more than **1 billion** card accounts on file globally

process **4 out of 10** transactions at the point-of-sale in the US engaged by nearly all of the **Top 50** Fortune 500 companies

Note: Data as of March 31, 2018; LTM 9/30/18 revenue and free cash flow figures

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Strategic Investments in Technology Solutions
Enriches Future Value Proposition

Accelerate client value through differentiated solution integration

Develop new capabilities based on market trends and client need

Create transformative digital experiences reflecting changing client needs

Incremental innovation investment

$500 million

funded from cost synergies deployed over five years

- Digital enablement
- Advanced risk management
- eCommerce
- Next-generation merchant solutions
- Data-focused solutions

First Data.
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Significant Shareholder Value Opportunity

Significant cash flow generation	• Pro-forma $3.6 billion in combined annual free cash flow[1] which includes run-rate synergies • Continued disciplined capital allocation strategy while maintaining investment grade debt ratings • Provides flexibility to strategically deploy capital to build shareholder value over next 18-24 months
Substantial cost savings	• Estimated $900 million annual recurring cost synergies with full run-rate within five years of closing • Majority of savings from duplicative overhead, streamlining operations, enhanced operational efficiency and process improvements
Enhanced revenue growth potential	• Attractive opportunities from expanded capabilities and broadened geographic presence • At least $500 million of anticipated run-rate revenue synergies over a five year period • Incremental strategic investments in technology solutions, innovation and integration of $500 million over 5 years
Strong adjusted EPS accretion	• More than 20% accretive to adjusted EPS in the first full year following close • More than 40% accretive to adjusted EPS at anticipated full synergy run-rate
Strong financial position	• Committed financing has been obtained to refinance First Data's existing debt • Commitment to deleverage to historical levels within 24 months • Expect investment grade Baa2/BBB ratings for the consolidated company

[1] For the last twelve months ended 9/30/2018, plus run-rate revenue synergies of $500 million (at 45% margin) and run-rate cost savings of $900 million; free cash flow defined as cash flow from operations less capex, less distributions to non-controlling interests and adjusted for one-time items

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Compelling Financial Profile

In billions, as of the twelve months ended 9/30/2018

	Fiserv	First Data	Synergies	Combined (including run-rate synergies[4])
Adjusted revenue[1]	\$5.5	\$8.6	\$0.5	\$14.6 ✓
Adjusted operating income[2]	\$1.8	\$2.4	\$1.1	\$5.3 ✓
Free cash flow[3]	\$1.2	\$1.5	\$0.9	\$3.6 ✓

[1] Adjusted revenue for Fiserv, as reported on a stand-alone basis; Segment revenue shown for First Data, as reported on a stand-alone basis
[2] Adjusted operating income includes proportional reporting for First Data, encumbered by stock-based compensation expense
[3] Free cash flow defined as cash flow from operations, less capex, less distributions to non-controlling interests and adjusted for one-time items
[4] Includes anticipated run-rate revenue synergies of \$500 million (at 45% margin) and run-rate cost savings of \$900 million; assumes 17.5% tax rate on synergies for purposes of combined free cash flow

First Data
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Anticipated Synergies Drive Accelerated Growth and Margin Expansion

Annual Run-Rate Cost Savings[1]

Technology infrastructure	$350 million
Operational synergies	$200 million
Duplicative corporate structures	$350 million
Total	**$900 million**

Annual Run-Rate Revenue Synergies[1]

Distribution of merchant bank acquiring services	$200 million
Expanded payments offerings and network innovation	$250 million
Integrated Sales	$50 million
Total	**$500 million**

[1] Estimated synergies expected to be realized over 5 years

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Expanded Geographic and Capabilities Presence

Geography

Fiserv


North America, 95%
International, 5%

First Data


North America, 78%
APAC, 4%
LATAM, 5%
EMEA, 13%

Combined


North America, 85%
APAC, 2%
LATAM, 3%
EMEA, 10%

Capabilities

Fiserv


Payments, 56%
Financial, 44%

First Data[1]


Card-based solutions, 36%
Merchant acquiring, 64%

Combined


Payments, 45%
Financial, 17%
Merchant acquiring, 38%

Note: Based on financials as of the last twelve months ended 9/30/2018; excluding contribution from revenue synergies
[1] Card-based solutions includes Global Financial Solutions and Network and Security Solutions segments; Merchant acquiring includes Global Business Solutions segment

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